EX-99.906CERT


                                 CERTIFICATION

                         Pursuant to Section 906 of the
                 Sarbanes-Oxley Act of 2002, 18 U.S.C. SS.1350


The undersigned officer of ASA Limited (the "Registrant"), hereby certifies, to the best of his knowledge, that the Registrant's report on Form N-CSR for the year ended November 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                             /s/ Robert J.A. Irwin
Date: January 9, 2004                       -----------------------------
                                             Robert J.A. Irwin
                                             Chairman of the Board and Treasurer
                                             (Principal Executive Officer and
                                             Principal Financial Officer)


A signed original of this written statement required by Section 906 has been provided to Registrant and will be retained by Registrant and furnished to the Securities and Exchange Commission or its staff upon request.